                                                                 Exhibit 99.2


                  OHIO CASUALTY CORPORATION & SUBSIDIARIES

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIODS ENDING

                          DECEMBER 31, 2006 and 2005



             Contents: Page 1  GAAP Summary Income Statement Data
                       Page 2  Property and Casualty Insurance Data
                       Page 3  Consolidated Balance Sheet Data and
                                Related Information
                       Page 4  Supplemental Information
                       Page 5  Segment Underwriting Profitability








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, change in government regulation; performance of financial markets; fluctuations in interest rates; availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS,
unless otherwise noted (in thousands, except per share data)
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2006 and 2005
(Data Unaudited)


                                                    THREE MONTHS ENDED DEC 31
                                           ------------------------------------------------
CONSOLIDATED                                         2006                   2005
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   354,511            $   363,233
Investment income less expenses                  54,566                 52,935
Investment gains realized, net                   12,753                 11,232
                                             -----------            -----------
      Total revenues                            421,830                427,400

Losses                                          159,398                165,009
Loss adjustment expenses                         41,738                 29,201
Underwriting expenses                           106,755                118,639
Corporate and other expenses                     11,271                  9,639
                                             -----------            -----------
      Total expenses                            319,162                322,488

Income before income tax expense                102,668                104,912

Income tax expense:
   On investment gains realized                   4,464                  1,470
   On all other income                           22,677                 26,122
                                             -----------            -----------
      Total income tax expense                   27,141                 27,592

Net income                                  $    75,527            $    77,320
                                            ============           ============

Average shares outstanding - diluted             61,981                 64,728
Net income, per share - diluted             $      1.22            $      1.19
Net income - return on equity                      19.9%                  21.9%
Operating income*                           $    67,238            $    67,559
Operating income - earnings per share*      $      1.08            $      1.04
Operating income - return on equity*               20.3%                  22.6%

Effective tax rate on investment income            24.6%                  23.8%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP  Statutory        GAAP  Statutory
---------------------------------------          ------- ---------     -------  ---------
Losses                                             45.0%    45.0%        45.4%     45.1%
Loss adjustment expenses                           11.8%    11.8%         8.0%      8.0%
Underwriting expenses                              30.1%    32.0%        32.7%     34.7%
                                                 -------  --------     -------   -------
      Combined ratio                               86.9%    88.8%        86.1%     87.8%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     4,454            $     4,025
Investment gains/(losses) realized, net             444                  4,597
Agent relationships asset expenses                3,778                  2,140
Corporate expenses                                7,493                  7,499


                                                                YEAR
                                           -----------------------------------------------
CONSOLIDATED                                       2006                   2005
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $ 1,423,982            $ 1,453,568
Investment income less expenses                 208,685                201,357
Investment gains realized, net                   43,622                 47,426
                                             -----------            -----------
      Total revenues                          1,676,289              1,702,351

Losses                                          736,488                752,280
Loss adjustment expenses                        156,963                155,033
Underwriting expenses                           441,430                461,907
Corporate and other expenses                     40,602                 52,409
                                             -----------            -----------
      Total expenses                          1,375,483              1,421,629

Income before income tax expense                300,806                280,722

Income tax expense:
   On investment gains realized                  15,268                  5,871
   On all other income                           67,228                 62,158
                                             -----------            -----------
      Total income tax expense                   82,496                 68,029

Net income                                  $   218,310            $   212,693
                                            ============           ============

Average shares outstanding - diluted             63,393                 67,194
Net income, per share - diluted             $      3.44            $      3.19
Net income - return on equity                      14.6%                  15.6%
Operating income*                           $   189,956            $   171,139
Operating income - earnings per share*      $      3.00            $      2.57
Operating income - return on equity*               14.7%                  15.3%

Effective tax rate on investment income            25.7%                  27.1%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP  Statutory        GAAP  Statutory
---------------------------------------         -------- ---------     -------- ---------
Losses                                             51.7%    51.7%        51.7%     51.7%
Loss adjustment expenses                           11.0%    11.0%        10.7%     10.7%
Underwriting expenses                              31.0%    31.8%        31.8%     31.8%
                                                --------  -------      -------   -------
      Combined ratio                               93.7%    94.5%        94.2%     94.2%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    16,328            $    15,071
Investment gains/(losses) realized, net            (167)                11,572
Agent relationships asset expenses               12,807                 12,268
Corporate expenses                               27,795                 40,141



*Management of the Consolidated Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated February 7, 2007 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA
(in thousands, except ratio data)
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2006 and 2005
(Data Unaudited)


                                                    THREE MONTHS ENDED DEC 31
                                        -------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------  ----------------------
SELECTED PRODUCT LINES                   Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                                Earned       Ratio       Earned       Ratio
--------------------------               ------------ --------    ------------ --------
Commercial Lines                         $    207,606     89.9%   $    208,971     87.4%
   Workers' compensation                       33,322    117.7%         34,851    139.1%
   Commercial auto                             56,196     82.9%         58,332     72.0%
   General liability                           26,146    108.0%         24,073     97.9%
   CMP, fire and inland marine                 91,942     78.9%         91,715     74.7%

Specialty Lines                                38,071     51.3%         35,349     94.1%
   Commercial umbrella/other                   23,900     39.9%         21,830     97.5%
   Fidelity and surety                         14,171     70.3%         13,519     88.7%

Personal Lines                                108,834     93.6%        118,913     81.6%
   Personal auto incl. personal umbrella       63,840    104.1%         70,024     87.0%
   Personal property                           44,994     78.8%         48,889     73.8%
                                         ------------    ------   ------------    ------
     Total All Lines                     $    354,511     86.9%   $    363,233     86.1%

                                         Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                           Written      Ratio       Written      Ratio
--------------------------               ------------ --------    ------------ --------
Commercial Lines                         $    186,005     91.7%   $    188,948     90.7%
   Workers' compensation                       29,782    120.4%         31,262    142.7%
   Commercial auto                             46,994     82.7%         50,607     75.6%
   General liability                           23,432    110.6%         21,674    101.9%
   CMP, fire and inland marine                 85,797     81.2%         85,405     77.6%

Specialty Lines                                34,556     56.7%         33,636     91.5%
   Commercial umbrella/other                   20,753     47.2%         20,841     91.5%
   Fidelity and surety                         13,803     70.7%         12,795     91.8%

Personal Lines                                105,171     94.5%        114,366     81.8%
   Personal auto incl. personal umbrella       62,862    105.4%         67,206     87.4%
   Personal property                           42,309     79.0%         47,160     73.9%
                                         ------------    ------   ------------    ------
     Total All Lines                     $    325,732     88.8%   $    336,950     87.8%

                                                               YEAR
                                        --------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio       Earned       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    827,868     98.0%   $    827,440    101.9%
   Workers' compensation                      137,247    126.6%        134,510    142.4%
   Commercial auto                            226,113     89.2%        230,471     82.2%
   General liability                           99,130    103.2%         93,308    111.3%
   CMP, fire and inland marine                365,378     90.6%        369,151     96.9%

Specialty Lines                               147,396     76.5%        143,151     95.3%
   Commercial umbrella/other                   92,957     78.8%         92,235    101.9%
   Fidelity and surety                         54,439     72.8%         50,916     83.2%

Personal Lines                                448,718     91.8%        482,977     80.8%
   Personal auto incl. personal umbrella      263,425     97.4%        288,340     85.8%
   Personal property                          185,293     83.8%        194,637     73.5%
                                         ------------    ------   ------------    ------
     Total All Lines                     $  1,423,982     93.7%   $  1,453,568     94.2%

                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                           Written       Ratio      Written       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    829,707     98.7%   $    823,490    102.3%
   Workers' compensation                      137,490    127.0%        138,582    142.6%
   Commercial auto                            223,422     89.5%        227,702     82.6%
   General liability                          101,079    103.8%         95,680    111.8%
   CMP, fire and inland marine                367,716     92.1%        361,526     97.6%

Specialty Lines                               145,269     78.2%        150,423     89.9%
   Commercial umbrella/other                   85,583     80.9%         97,165     94.6%
   Fidelity and surety                         59,686     70.4%         53,258     81.7%

Personal Lines                                437,181     92.4%        475,494     81.2%
   Personal auto incl. personal umbrella      259,582     98.0%        283,741     86.3%
   Personal property                          177,599     84.6%        191,753     73.8%
                                         ------------    ------   ------------    ------
     Total All Lines                     $  1,412,157     94.5%   $  1,449,407     94.2%

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
(in thousands, except share and per share data)
AT DECEMBER 31, 2006 and 2005
(Data Unaudited)


                                           Dec 31,         Dec 31,
                                            2006            2005
Assets                                  -------------   -------------
Investments:
  U.S. government fixed maturities       $    25,004     $    25,940
  Tax exempt fixed maturities              1,408,275       1,277,318
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,107,487       2,224,456
    Held-to-maturity, at amortized cost      235,831         264,422
                                         ------------    ------------
       Total fixed maturities              3,776,597       3,792,136

  Equity securities, at fair value           430,007         375,079
                                         ------------    ------------
       Total investments                   4,206,604       4,167,215

Cash and cash equivalents                     45,549          54,575
Premiums and other receivables, net of
  allowance for bad debts of $1,500 and
  $4,200, respectively                       316,041         309,190
Deferred policy acquisition costs            150,211         153,671
Property and equipment, net of
  accumulated depreciation of $183,041
  and $177,239, respectively                  80,531          80,079
Reinsurance recoverable, net of allowance
  of $3,690                                  633,842         741,800
Agent relationships, net of accumulated
  amortization of $48,422 and $45,531,
  respectively                                96,919         109,726
Interest and dividends due or accrued         51,181          54,942
Deferred tax asset                                 -          14,846
Other assets                                 117,684          77,021
                                         ------------    ------------
       Total assets                      $ 5,698,562     $ 5,763,065
                                         ============    ============

Shares outstanding                        60,322,692      63,281,136
Book value per share                          $25.79          $22.54
Unrealized gain component of
  book value per share*                        $3.12           $3.13


                                           Dec 31,         Dec 31,
                                            2006            2005
Liabilities                             -------------   -------------
Insurance reserves:
  Losses                                 $ 2,390,457     $ 2,435,028
  Loss adjustment expenses                   521,879         511,817
  Unearned premiums                          662,974         679,601
Debt                                         199,570         200,401
Reinsurance treaty funds held                117,564         150,367
Deferred tax liability                         7,246               -
Other liabilities                            243,072         359,444
                                         ------------    ------------
       Total liabilities                   4,142,762       4,336,658

Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Additional paid-in capital                    25,428          18,810
Accumulated other comprehensive income       194,121         177,992
Retained earnings                          1,559,474       1,360,547
Treasury stock, at cost:
  (Shares: 12,095,652, 9,137,208)           (232,275)       (139,994)
                                         ------------    ------------
      Total shareholders' equity           1,555,800       1,426,407
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,698,562     $ 5,763,065
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,849,179     $ 1,800,683
   Loss adjustment expense                   473,753         457,843
   Unearned premiums                         633,755         645,579

Other Statutory Data
   Statutory policyholders' surplus      $ 1,082,718     $ 1,004,545
   Ratio of net premiums written
     to surplus                           1.3 to 1.0      1.4 to 1.0

*The unrealized gain component of book value per share excludes $7.8 million and $10.1 million at December 31, 2006 and December 31, 2005, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION (in thousands,
except ratios and accident year data)
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2006 and 2005
(Data Unaudited)


                                           THREE MONTHS ENDED DEC 31             YEAR
                                           --------------------------  ------------------------
                                               2006         2005           2006         2005
                                            ----------   ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  191,372   $  193,292     $  852,109   $  840,974
     Specialty Lines                            46,467       50,414        194,934      210,795
     Personal Lines                            106,874      114,865        443,181      478,282
                                             ----------   ----------     ----------   ----------
          Total                                344,713      358,571      1,490,224    1,530,051

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   34,050   $   34,532     $  157,210   $  143,800
     Commercial umbrella/other                   6,735        8,206         28,891       34,835
     Personal Lines                              9,947        8,872         39,929       37,195

Policy Retention Ratio
-----------------------------------
     Commercial Lines                                                         78.6%        76.1%
     Commercial umbrella/other                                                73.1%        68.5%
     Personal Lines                                                           84.4%        83.1%

Average Renewal Price Change
------------------------------
     Commercial Lines                             -0.6%         0.5%          -0.3%         1.3%
     Commercial umbrella/other                     1.1%         0.5%           1.4%         3.7%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              0.8%        -1.2%           1.6%         2.2%
     Specialty Lines                               0.0%         0.0%           0.0%         0.0%
     Personal Lines                                3.8%         1.9%           4.3%         1.5%
          Total All Lines                          1.6%        -0.1%           2.3%         1.8%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
(Favorable)/Unfavorable
     Commercial Lines                       $     (2.8)  $     (0.8)    $     (7.4)  $     29.1
     Specialty Lines                             (11.3)        (5.0)         (31.8)       (12.3)
     Personal Lines                               (0.7)       (10.7)         (13.0)       (36.9)
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident Year
           Development                           (14.8)       (16.5)         (52.2)       (20.1)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
(Favorable)/Unfavorable
     Accident Year 2005                     $    (11.4)  $        -     $    (21.2)  $        -
     Accident Year 2004                           (9.9)       (11.7)         (25.3)       (30.8)
     Accident Year 2003 and Prior                  6.5         (4.8)          (5.7)        10.7
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development        (14.8)       (16.5)         (52.2)       (20.1)

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SEGMENT UNDERWRITING PROFITABILTIY - GAAP BASIS
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2006 and 2005
(Data Unaudited)


                                           THREE MONTHS ENDED DEC 31              YEAR
                                           --------------------------  --------------------------
                                               2006         2005           2006         2005
                                            ----------   ----------     ----------   ----------
SEGMENT RESULTS
---------------

Commercial Lines
----------------
     Losses                                     44.8%        45.9%          53.3%        55.6%
     Loss adjustment expenses                   15.0%         8.5%          12.9%        13.0%
     Underwriting expenses                      30.1%        33.0%          31.8%        33.3%
                                              -------      -------        -------      -------
         Combined Ratio                         89.9%        87.4%          98.0%       101.9%


Specialty Lines
----------------
     Losses                                     10.5%        34.0%          30.8%        42.0%
     Loss adjustment expenses                    3.9%        14.4%           7.1%         9.4%
     Underwriting expenses                      36.9%        45.7%          38.6%        43.9%
                                              -------      -------        -------      -------
         Combined Ratio                         51.3%        94.1%          76.5%        95.3%


Personal Lines
--------------
     Losses                                     57.3%        48.0%          55.8%        48.1%
     Loss adjustment expenses                    8.5%         5.4%           8.9%         7.1%
     Underwriting expenses                      27.8%        28.2%          27.1%        25.6%
                                              -------      -------        -------      -------
         Combined Ratio                         93.6%        81.6%          91.8%        80.8%